CHINA HEALTH HOLDING, INC.
                           --------------------------
                              (CHHH: OTCBB NASDAQ)
                              --------------------
                         ACQUISITION DEFINITIVE AGREEMENT
                        ---------------------------------

THIS ACQUISITION DEFINITIVE AGREEMENT (this "Agreement") is dated as of Jan 1st. 2007.

BY AND AMONG:

CHINA HEALTH HOLDING, INC., a corporation formed pursuant to the laws of the State of Nevada and having a business address located at101 Convention Center Drive, Suite 700, Las Vegas, NV 89107-2001 USA and mailing address at PO Box #48610 - 595 Burrard St. Vancouver, British Columbia, Canada V6C 2X8.

(Hereinafter called the "Purchasers", "CHINA HEALTH" or the "Company")

AND:

Xi'An Meichen Pharmaceutical Co. Ltd., a company formed pursuant to the laws of the People's Republic of China and having an office for business located at #1803 Xi-Gue-Ma Building, Mi-Jia-Qiao, Gao-Xin Road, Xi'An, and # 108 East Guo-Tao, Ma-Zhu-Zhen, Zhou-Zhi County, Xi'An, Shaanxi Province, P.R. China

 (Hereinafter called "Xi'An Meichen" or the "Acquiree")


RECITALS:

CHINA HEALTH and Xi'An Meichen desire to complete an acquisition transaction pursuant to which CHHH, through itself, or one of its wholly owned subsidiaries, shall acquire 100% ownership of a total 25 MU Lands along with all the buildings, and a China SFDA Certified GMP Pharmaceutical Drugs Manufacturing Facilities, and a total of Fourty-Three (43) China SFDA Certified Pharmaceutical Drugs Pipelines from Xi'An Meichen, free from all liens, mortgages, charges, pledges, encumbrances or other burdens with all rights now or thereafter attached thereto, to China Health Holding, Inc. ( CHHH :OTCBB NASD) legally fully financially according the terms set forth in this Acquisition Agreement mutually legally agreed and signed/consented and sealed by both CHHH and Xi'An Meichen. The consideration should compose of cash and common stock of the Company. The Company shall pay a total of 20,000,000 restricted common stocks of the Company plus a total of $ 12,000,000 RMB in cash to Xi'An Meichen on the acquisition transaction completion day.

The Board of Directors of CHINA HEALTH and the Board of Directors of Xi'An Meichen have each approved the proposed transaction, contingent upon satisfaction prior to closing of all of the terms and conditions of this Agreement; and

THE SHAREHOLDER are the owners of 100% ownership of Xi'An Meichen; and

THE PARTIES desire to make certain representations, warranties and agreements in connection with completion of the proposed acquisition transaction.

NOW, THEREFORE, in consideration of the foregoing recitals, which shall be considered an integral part of this Agreement, and the covenants, conditions, representations and warranties hereinafter set forth, the parties hereby agree as follows:

                                    ARTICLE I
                                 THE ACQUISITION

1.1 THE ACQUISITION. At the Closing (as hereinafter defined), CHINA HEALTH shall acquire 100% ownership of a total 25 MU Lands along with all the buildings, and a China SFDA Certified GMP Pharmaceutical Drugs Manufacturing Facilities, and a total of Fourty-Three (43) China SFDA Certified Pharmaceutical Drugs Pipelines from Xi'An Meichen, free from all liens, mortgages, charges, pledges, encumbrances or other burdens with all rights now or thereafter attached thereto, to China Health Holding, Inc. ( CHHH :OTCBB NASD) legally fully financially according the terms set forth in this Acquisition Agreement mutually legally agreed and signed/consented and sealed by both CHHH and Xi'An Meichen. The consideration should compose of cash and common stock of the Company. The Company shall pay a total of 20,000,000 restricted common stocks of the Company plus a total of $ 12,000,000RMB in cash to Xi'An Meichen on the acquisition transaction completion day.

Xi'An Meichen was established in 2004 as a private company in Xi'An, Shaanxi Province, PR China under Chinese Government Laws and Regulations. Xi'An Meichen engages in the businesses of developing, manufacturing and marketing of various kinds of pharmaceuticals products. The Acquisition shall take place upon the terms and conditions provided for in this Agreement and in accordance with applicable law.

1.2 The Agreement is governed by the laws of China and reflects customary business practices in China. As such, it does not contain all of the customary representations and warranties, indemnification and other applicable provisions that are generally included in an acquisition agreement contemplating the purchase of all outstanding capital shares of a company.

1.3 CLOSING AND EFFECTIVE TIME. Subject to the provisions of this Agreement, the parties shall hold a closing (the "Closing") on (i) the first business day on which each and all of the conditions set forth in Article V to be fulfilled prior to the Closing is fulfilled or waived or (ii) on a date mutually agreed (the "Effective Time").


                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

2.1 REPRESENTATIONS AND WARRANTIES OF CHINA HEALTH. CHINA HEALTH represents and warrants to Xi'An Meichen and the SHAREHOLDERS as follows:

(a) ORGANIZATION, STANDING AND POWER. CHINA HEALTH owns and operates subsidiary that is corporation duly organized, validly existing and in good standing under the laws of China and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary.

(b) CERTIFICATE OF INCORPORATION, BYLAWS, AND MINUTE BOOKS. The copies of the Articles of Incorporation and of the Bylaws of CHINA HEALTH which have been delivered to Xi'An Meichen are true, correct and complete copies thereof. The minute book of CHINA HEALTH, which has been made available for inspection, contains accurate minutes of all meetings and accurate consents in lieu of meetings of the Board of Directors (and any committee thereof) and of the shareholders of CHINA HEALTH since the date of incorporation and accurately reflects all transactions referred to in such minutes and consents in lieu of meetings.

(c) AUTHORITY. CHINA HEALTH has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of CHINA HEALTH. No other corporate or shareholder proceedings on the part of CHINA HEALTH are necessary to authorize the Acquisition, or the other transactions contemplated hereby

 (d) CONFLICT WITH OTHER AGREEMENTS; APPROVALS. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or the loss of a material benefit under, or the creation of a lien, pledge, security interest or other encumbrance on assets (any such conflict, violation, default, right of termination, cancellation or acceleration, loss or creation, a "violation") pursuant to any provision of the Articles of Incorporation or Bylaws or any organizational document of CHINA HEALTH or, result in any violation of any loan or credit agreement, note, mortgage, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to CHINA HEALTH which violation would have a material adverse effect on CHINA HEALTH taken as a whole. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a "Governmental Entity") is required by or with respect to CHINA HEALTH in connection with the execution and delivery of this Agreement by CHINA HEALTH or the consummation by CHINA HEALTH of the transactions contemplated hereby.

(e) BOOKS AND RECORDS. CHINA HEALTH has made and will make available for inspection by Xi'An Meichen upon reasonable request all the books of CHINA HEALTH relating to the business of CHINA HEALTH. Such books of CHINA HEALTH have been maintained in the ordinary course of business. All documents furnished or caused to be furnished to Xi'An Meichen by CHINA HEALTH are true and correct copies, and there are no amendments or modifications thereto except as set forth in such documents.

(f) COMPLIANCE WITH LAWS. CHINA HEALTH is and has been in compliance in all material respects with all laws, regulations, rules, orders, judgments, decrees and other requirements and policies imposed by any Governmental Entity applicable to it, its properties or the operation of its businesses.

(g) SEC FILINGS. CHINA HEALTH has filed all periodic reports required to be filed with the Securities and Exchange Commission and as of the date hereof, is current in its filing obligations.

(h) FINANCIAL STATEMENTS AND TAX RETURNS. Copies of CHINA HEALTH's audited financial statements for the fiscal year ended December 31, 2005 and December 31, 2006 and of its tax return for the fiscal year 2004 have been delivered to Xi'An Meichen.

(i) LITIGATION. There is no suit, action or proceeding pending, or, to the knowledge of CHINA HEALTH, threatened against or affecting CHINA HEALTH which is reasonably likely to have a material adverse effect on CHINA HEALTH, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against CHINA HEALTH having, or which, in so far as reasonably can be foreseen, in the future could have, any such effect.

(j) TAX RETURNS. CHINA HEALTH has duly filed any tax reports and returns required to be filed by it and has fully paid all taxes and other charges claimed to be due from it by any federal, state or local taxing authorities. There are not now any pending questions relating to or claims asserted for, taxes or assessments asserted upon CHINA HEALTH.

(k) Indemnity CHINA HEALTH agree to indemnify and save harmless Xi'An Meichen from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of the CHINA Pharmaceutical Shareholders to defend any such claim), resulting from the breach by any of them of any representation or warranty of such party made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Xi'An Meichen or the CHINA HEALTH to Xi'An Meichen and shareholders hereunder.

2.2 REPRESENTATIONS AND WARRANTIES OF XI'AN MEICHEN. Xi'An Meichen represents and warrants to CHINA HEALTH as follows:

(a) ORGANIZATION, STANDING AND POWER. Xi'An Meichen is a corporation duly organized, validly existing and in good standing under the laws of China, has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary.

(b) CERTIFICATE OF INCORPORATION, BYLAWS AND MINUTE BOOKS. The copies of the Certificate of Incorporation and of the other corporate documents of Xi'An Meichen which have been delivered to CHINA HEALTH are true, correct and complete copies thereof. The minute books of Xi'An Meichen which have been made available for inspection contain accurate minutes of all meetings and accurate consents in lieu of meetings of the Board of Directors (and any committee thereof) and of the shareholders of Xi'An Meichen since the date of incorporation and accurately reflect all transactions referred to in such minutes and consents in lieu of meetings.

(c) AUTHORITY. Xi'An Meichen has all requisite power to enter into this Agreement and, subject to approval of the proposed transaction by the shareholders of 100% of its ownership which are entitled to vote to approve the proposed transaction, has the requisite power and authority to consummate the transactions contemplated hereby. Except as specified herein, no other corporate or shareholder proceedings on the part of Xi'An Meichen are necessary to authorize the Acquisition and the other transactions contemplated hereby.

(d) CONFLICT WITH AGREEMENTS; APPROVALS. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of any provision of the Certificate of Incorporation or Bylaws of Xi'An Meichen or of any loan or credit agreement, note, mortgage, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Xi'An Meichen or its properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Xi'An Meichen in connection with the execution and delivery of this Agreement by Xi'An Meichen, or the consummation by Xi'An Meichen of the transactions contemplated hereby.

(e) BOOKS AND RECORDS. Xi'An Meichen has made and will make available for inspection by CHINA HEALTH upon reasonable request all the books of account, relating to the business of Xi'An Meichen. Such books of account of Xi'An Meichen have been maintained in the ordinary course of business. All documents furnished or caused to be furnished to CHINA HEALTH by Xi'An Meichen are true and correct copies, and there are no amendments or modifications thereto except as set forth in such documents.

(f) COMPLIANCE WITH LAWS. Xi'An Meichen is and has been in compliance in all material respects with all laws, regulations, rules, orders, judgments, decrees and other requirements and policies imposed by any Governmental Entity applicable to it, its properties or the operation of its businesses.

(g) LIABILITIES AND OBLIGATIONS. Xi'An Meichen has no material liabilities or obligations (absolute, accrued, contingent or otherwise) except (i) liabilities that are reflected and reserved against on the Xi'An Meichen financial statements that have not been paid or discharged since the date thereof and (ii) liabilities incurred since the date of such financial statements in the ordinary course of business consistent with past practice and in accordance with this Agreement.

(h) FINANCIAL STATEMENTS AND TAX RETURNS. Copies of Xi'An Meichen's audited financial statements for the fiscal year ended December 31, 2005 and December 31, 2006 and of its tax return for the fiscal year 2004 have been delivered to China Health.


(i) LITIGATION. There is no suit, action or proceeding pending, or, to the knowledge of Xi'An Meichen threatened against or affecting Xi'An Meichen, which is reasonably likely to have a material adverse effect on Xi'An Meichen, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against Xi'An Meichen having, or which, insofar as reasonably can be foreseen, in the future could have, any such effect.

(j) TAXES. Xi'An Meichen has filed or will file within the time prescribed by law (including extension of time approved by the appropriate taxing authority) all tax returns and reports required to be filed with all other jurisdictions where such filing is required by law; and Xi'An Meichen has paid, or made adequate provision for the payment of all taxes, interest, penalties, assessments or deficiencies due and payable on and with respect to such periods. Xi'An Meichen knows of (i) no other tax returns or reports which are required to be filed which have not been so filed and (ii) no unpaid assessment for additional taxes for any fiscal period or any basis therefore.

(k) LICENSES, PERMITS; INTELLECTUAL PROPERTY. Xi'An Meichen owns or possesses in the operation of its business all material authorizations which are necessary for it to conduct its business as now conducted. Neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated hereby will require any notice or consent under or have any material adverse effect upon any such authorizations.

(l) Indemnity Xi'An Meichen and All Shareholders agree to indemnify and save harmless CHINA HEALTH from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of the Xi'An Meichen Shareholders to defend any such claim), resulting from the breach by any of them of any representation or warranty of such party made under this Agreement or from any misrepresentation in of omission from any certificate or other instrument furnished or to be furnished by Xi'An Meichen Shareholders to CHINA HEALTH hereunder.

(L)NONCOMPETION and  NONSOLICITATION

Non-competition

For a period of three (3) years after the Closing Date, Xi'An Meichen shall not, anywhere across PR China and world widely directly or indirectly invest in, own, manage, operate, finance, control, advise, render services to or guarantee the obligations of any person or entity engaged in or planning to become engaged in the pharmaceutical business ("Competing Business"), provided, however, that Xi'An Meichen may purchase or otherwise acquire up to (but not more than) five percent (5%) of any class of the securities of any entity (but may not otherwise participate in the activities of such entity) if such securities are listed on any national or regional securities exchange or have been registered under
Section 12(g) of the Exchange Act.

Non-solicitation

For a period of three (3) years after the Closing Date, Xi'An Meichen and the Xi'An Meichen Shareholders shall not, directly or indirectly: (a) solicit the business of any person or entity that is a customer of CHINA HEALTH; (b) cause, induce or attempt to cause or induce any customer, supplier, licensee, licensor, franchisee, employee, consultant or other business relation of CHINA HEALTH to cease doing business with CHINA HEALTH, to deal with any competitor of CHINA HEALTH or in any way interfere with its relationship with CHINA HEALTH; (c) cause, induce or attempt to cause or induce any customer, supplier; licensee, licensor, franchisee, employee, consultant or other business relation of Xi'An Meichen and/or the Xi'An Meichen Shareholders on the Closing Date or within the year preceding the Closing Date to cease doing business with China Health, to deal with any competitor of CHINA HEALTH or in any way interfere with its relationship with CHINA HEALTH; or (d) hire, retain or attempt to hire or retain any employee or independent contractor of CHINA HEALTH or in any way interfere with the relationship between CHINA HEALTH and any of its employees or independent contractors.


2.3  REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS.

By execution of this Agreement, each of the SHAREHOLDERS represents and warrants to CHINA HEALTH as follows:

(a) OWNERSHIP FREE AND CLEAR. The ownership of Xi'An Meichen which h or she owns are free and clear of any liens, claims, options, charges or encumbrances of any nature.

(b) UNQUALIFIED RIGHT TO TRANSFER OWNERSHIPS. He or she has the unqualified right to sell, assign, and deliver the portion of the ownership of Xi'An Meichen and, upon consummation of the transactions contemplated by this Agreement, CHINA HEALTH will acquire good and valid title to such ownerships, free and clear of all liens, claims, options, charges, and encumbrances of whatsoever nature.

(c) AGREEMENT AND TRANSACTION DULY AUTHORIZED. He or she is authorized to execute and deliver this Agreement and to consummate the acquisition transaction described herein. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or default under any term or provision of any contract, commitment, indenture, other agreement or restriction of any kind or character to which such SHAREHOLDER is a party or by which such SHAREHOLDER is bound.


                                   ARTICLE III
                    COVENANTS RELATING TO CONDUCT OF BUSINESS

3.1 COVENANTS OF XI'AN MEICHEN AND CHINA HEALTH. During the period from the date of this Agreement and continuing until the Effective Time, Xi'An Meichen and CHINA HEALTH each agree as to themselves (except as expressly contemplated or permitted by this Agreement, or to the extent that the other party shall otherwise consent in writing):

(a) ORDINARY COURSE. Each party shall carry on its respective businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted.

(b) DIVIDENDS; CHANGES IN STOCK. No party shall (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock, or (ii) repurchase or otherwise acquire, or permit any subsidiary to purchase or otherwise acquire, any shares of its capital stock.

(c) ISSUANCE OF SECURITIES. No party shall issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock of any class, any voting debt or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting debt or convertible securities.

(d) GOVERNING DOCUMENTS. No party shall amend or propose to amend its Articles of Incorporation or Bylaws.

(e) NO DISPOSITIONS. Except for the transfer of assets in the ordinary course of business consistent with prior practice, no party shall sell, lease, encumber or otherwise dispose of, or agree to sell, lease, encumber or otherwise dispose of, any of its assets, which are material, individually or in the aggregate, to such party.

(f) INDEBTEDNESS. No party shall incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or warrants or rights to acquire any debt securities of such party or guarantee any debt securities of others other than in each case in the ordinary course of business consistent with prior practice.

3.2 OTHER ACTIONS. No party shall take any action that would or is reasonably likely to result in any of its representations and warranties set forth in this Agreement being untrue as of the date made (to the extent so limited), or in any of the conditions to the Acquisition set forth in Article V not being satisfied.

                                   ARTICLE IV
                 ADDITIONAL AGREEMENTS AND RELATED TRANSACTIONS

4.1 RESERVED

4.2 ACCESS TO INFORMATION. Upon reasonable notice, CHINA HEALTH and Xi'An Meichen shall each afford to the officers, employees, accountants, counsel and other representatives of the other company, access to all their respective properties, books, contracts, commitments and records and, during such period, each of CHINA HEALTH and Xi'An Meichen shall furnish promptly to the other (a) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of Federal or state securities laws and (b) all other information concerning its business, properties and personnel as such other party may reasonably request. Unless otherwise required by law, the parties will hold any such information which is nonpublic in confidence until such time as such information otherwise becomes publicly available through no wrongful act of either party, and in the event of termination of this Agreement for any reason each party shall promptly return all nonpublic documents obtained from any other party, and any copies made of such documents, to such other party.

4.3 LEGAL CONDITIONS TO ACQUISITION. Each of CHINA HEALTH and Xi'An Meichen shall take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on itself with respect to the Acquisition and will promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon any of them or upon any of their related entities or subsidiaries in connection with the Acquisition. Each party shall take all reasonable actions necessary to obtain (and will cooperate with each other in obtaining) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity or other public or private third party, required to be obtained or made by CHINA HEALTH or Xi'An Meichen or any of their related entities or subsidiaries in connection with the Acquisition or the taking of any action contemplated thereby or by this Agreement.

4.4 BOARD OF DIRECTORS AND OFFICERS. There should be no change in the board of directors of Xi'An Meichen before the Closing. Subsequent to the Closing, CHINA HEALTH has the rights to appoint new directors to the board of Xi'An Meichen.

                                    ARTICLE V
                              CONDITIONS PRECEDENT

5.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE ACQUISITION.

The respective obligations of each party to effect the Acquisition shall be conditional upon the filing, occurring or obtainment of all authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by any governmental entity or by any applicable law, rule, or regulation governing the transactions contemplated hereby.

5.2 CONDITIONS TO OBLIGATIONS OF CHINA HEALTH. The obligation of CHINA HEALTH to effect the Acquisition is subject to the satisfaction of the following conditions on or before the Closing Date unless waived by CHINA HEALTH:

(a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Xi'An Meichen set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement, and CHINA HEALTH shall have received a certificate signed on behalf of Xi'An Meichen by the Chairman of Xi'An Meichen and a certificate signed by each of the SHAREHOLDERS to such effect.

 (b) PERFORMANCE OF OBLIGATIONS OF XI'AN MEICHEN. Xi'An Meichen shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and CHINA HEALTH shall have received a certificate signed on behalf of Xi'An Meichen by the President or the chief executive officer to such effect.

(c) CLOSING DOCUMENTS. CHINA HEALTH shall have received such certificates and other closing documents as counsel for CHINA HEALTH shall reasonably request.

(d) SALES OF OWNERSHIPS. SHAREHOLDERS holding 100% of the ownership of Xi'An Meichen shall have executed this Agreement and consented to completion of the acquisition transaction described herein.

(e) CONSENTS. Xi'An Meichen shall have obtained the consent or approval of each person whose consent or approval shall be required in connection with the transactions contemplated hereby under any loan or credit agreement, note, mortgage, indenture, lease or other agreement or instrument, except those for which failure to obtain such consents and approvals would not, in the reasonable opinion of CHINA HEALTH, individually or in the aggregate, have a material adverse effect on Xi'An Meichen and its subsidiaries and related entities taken as a whole upon the consummation of the transactions contemplated hereby. Xi'An Meichen shall also have received the approval of its shareholders in accordance with applicable law.

(f) DUE DILIGENCE REVIEW. CHINA HEALTH shall have completed to its reasonable satisfaction a review of the business, operations, finances, assets and liabilities of Xi'An Meichen and shall not have determined that any of the representations or warranties of Xi'An Meichen contained herein are, as of the date hereof or the Closing Date, inaccurate in any material respect or that Xi'An Meichen is otherwise in violation of any of the provisions of this Agreement.

(g) PENDING LITIGATION. There shall not be any litigation or other proceeding pending or threatened to restrain or invalidate the transactions contemplated by this Agreement, which, in the sole reasonable judgment of CHINA HEALTH, made in good faith, would make the consummation of the Acquisition imprudent. In addition, there shall not be any other litigation or other proceeding pending or threatened against Xi'An Meichen, the consequences of which, in the judgment of CHINA HEALTH, could be materially adverse to Xi'An Meichen.

5.3 CONDITIONS TO OBLIGATIONS OF XI'AN MEICHEN. The obligation of Xi'An Meichen to effect the Acquisition is subject to the satisfaction of the following conditions unless waived by Xi'An Meichen:

(a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of CHINA HEALTH set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement, Xi'An Meichen shall have received a certificate signed on behalf of CHINA HEALTH by the President or the chief executive officer to such effect.

(b) PERFORMANCE OF OBLIGATIONS OF CHINA HEALTH. CHINA HEALTH shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Xi'An Meichen shall have received a certificate signed on behalf of CHINA HEALTH by the Chairman or the chief executive officer to such effect.

(c) CLOSING DOCUMENTS. Xi'An Meichen shall have received such certificates and other closing documents as counsel for Xi'An Meichen shall reasonably request.

(d) CONSENTS. CHINA HEALTH shall have obtained the consent or approval of each person whose consent or approval shall be required in connection with the transactions contemplated hereby.

(e) DUE DILIGENCE REVIEW. Xi'An Meichen shall have completed to its reasonable satisfaction a review of the business, operations, finances, assets and liabilities of CHINA HEALTH and shall not have determined that any of the representations or warranties of CHINA HEALTH contained herein are, as of the date hereof or the Closing Date, inaccurate in any material respect or that CHINA HEALTH is otherwise in violation of any of the provisions of this Agreement.

(f) PENDING LITIGATION. There shall not be any litigation or other proceeding pending or threatened to restrain or invalidate the transactions contemplated by this Agreement, which, in the sole reasonable judgment of Xi'An Meichen, made in good faith, would make the consummation of the Acquisition imprudent. In addition, there shall not be any other litigation or other proceeding pending or threatened against CHINA HEALTH the consequences of which, in the judgment of Xi'An Meichen, could be materially adverse to CHINA HEALTH.


                                   ARTICLE VI
                            TERMINATION AND AMENDMENT

6.1 TERMINATION. This Agreement may be terminated at any time prior to the Effective Time:

(a) by mutual consent of CHINA HEALTH and Xi'An Meichen;

(b) by either CHINA HEALTH or Xi'An Meichen if there has been a material breach of any representation, warranty, covenant or agreement on the part of the other set forth in this Agreement which breach has not been cured within five (5) business days following receipt by the breaching party of notice of such breach, or if any permanent injunction or other order of a court or other competent authority preventing the consummation of the Acquisition shall have become final and non-appeal able; or

6.2 EFFECT OF TERMINATION. In the event of termination of this Agreement by either Xi'An Meichen or CHINA HEALTH as provided in Section 6.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any party hereto. In such event, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

6.3 AMENDMENT. This Agreement may be amended by mutual agreement of CHINA HEALTH, Xi'An Meichen and the SHAREHOLDERS, provided that in the case of CHINA HEALTH and Xi'An Meichen, any such amendment must authorized by their respective Boards of Directors, and to the extent required by law, approved by their respective shareholders. Any such amendment must be by an instrument in writing signed on behalf of each of the parties hereto.

6.4 EXTENSION; WAIVER. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Board of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

                                   ARTICLE VII
                               GENERAL PROVISIONS

7.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All of the representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time for a period of three years from the date of this Agreement.

7.2 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telescoped (which is confirmed) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)If to China Health Holding, Inc.:
Attn: Julianna Lu
The Chief Executive Officer
Direct Line: 1-778-893-8909
China Health Holding, Inc.
Business Address
101 Convention Center Drive, Suite 700,
Las Vegas, NV 89107-2001 USA

MAILING Address:
C/C: CHINA HEALTH HOLDING INC.
PO Box #48610 - 595 Burrard Street Vancouver BC Canada V6C 2X8 Tel: 1 -604-608-6788 Fax: 1-604-601-2078

(b)If to Xi'An Meichen Pharmaceutical Co. Ltd.:

Attn: Mr. Ye, ShuYin
The Chairman/CEO
Xi'An MeiChen Pharmaceuticals Co. Ltd.
#1803 Xi-Gue-Ma Building, Mi-Jia-Qiao, Gao-Xin Road, Xi'An,
And # 108 East Guo-Tao, Ma-Zhu-Zhen, Zhou-Zhi County, Xi'An,
Shaanxi Province, P.R. China

(c)If to the SHAREHOLDER, at the addresses of Xi'An Meichen.

(d). With a copy to: CHINA HEALTH's Corporate Attorneys: Sichenzia Ross Friedman Ference LLP 1065 Avenue of the Americas
New York, New York 10018

(b)With  a  copy  to:  Xi'An Meichen  Pharmaceuticals' Corporate Attorneys:

____________________________
____________________________
____________________________

7.3 INTERPRETATION. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available.

7.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This English version is just a reference, if there is any conflict in meaning between the English language version and Chinese language version of this Agreement, the Chinese version shall prevail

7.5 ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES; RIGHTS OFOWNERSHIP. This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

7.6 GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of law. Each party hereby irrevocably submits to the jurisdiction of any Nevada state court or any federal court in the State of Nevada in respect of any suit, action or proceeding arising out of or relating to this Agreement, and irrevocably accept for themselves and in respect of their property, generally and unconditionally, the jurisdiction of the aforesaid courts.

7.7 NO REMEDY IN CERTAIN CIRCUMSTANCES. Each party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof or thereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith or not to take any action required herein, the other party shall not be entitled to specific performance of such provision or part hereof or thereof or to any other remedy, including but not limited to money damages, for breach hereof or thereof or of any other provision of this Agreement or part hereof or thereof as a result of such holding or order.

7.8 PUBLICITY. Except as otherwise required by law or the rules of the SEC, so long as this Agreement is in effect, Xi'An Meichen shall issue or cause the publication of any press release or other public announcement with respect to the transactions contemplated by this Agreement without the written consent of CHINA HEALTH.

7.9 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.


IN WITNESS WHEREOF, this Acquisition Agreement has been signed and executed by the parties set forth below as of the date set forth above.


CHINA HEALTH HOLDING, INC. ( CHINA HEALTH : OTCBB)

Business Address: 101 Convention Center Drive, Suite 700, Las Vegas, NV 89107-2001 USA and Mailing address at PO Box #48610 - 595
Burrard St. Park Place, Vancouver, British Columbia, Canada V6C 2X8. Company Sealed Here

By: /s/ Julianna Lu
--------------------
Name: JULIANNA LU, An Authorized Signatory
Title: Chief Executive Officer
Date: Jan 1St., 2007

By: /s/ Yu, Xiaofei
--------------------
Name: Yu, Xiaofei
Title: Director and Vice President
Date: Jan.1st., 2007

XI'AN MEICHEN PHARMACEUTICAL CO. LTD.
#1803 Xi-Gue-Ma Building, Mi-Jia-Qiao, Gao-Xin Road, Xi'An,
And # 108 East Guo-Tao, Ma-Zhu-Zhen, Zhou-Zhi County, Xi'An,
Shaanxi Province, P.R. China
Company Sealed Here

By:/s/ Ye, ShuYin
-------------------
Name: Mr. Ye, ShuYin
TITLE: CHAIRMAN andChief Executive Officer
Date: Jan.1st., 2007


ATTACHED EXHIBIT : A

XI'AN MEICHEN PHARMACEUTICAL CO. LTD.
1.   TOTAL 25 MU LANDS POSITIONS/OWNERSHIPS AND BUILDINGS
2.   TOTAL PHARMACEUTICAL GMP CERTIFICATES/OWNERSHIP;
3. TOTAL 38 PHARMACEUTICAL DRUGS LIST: NAME/-CHINA-SFDA LICENSE NO AND MEDICAL FUNCTIONS